REDEMPTION AGREEMENT

            REDEMPTION AGREEMENT, dated as of October 16, 2002 by and between Regency Affiliates, Inc., a Delaware corporation (the "Corporation"), and Statesman Group, Inc., an international business corporation organized under the laws of the Bahamas ("Statesman").

                              W I T N E S S E T H:

            WHEREAS, Statesman is the owner of 754,950 shares (the "Shares") of the Corporation's common stock, par value $ .01 per share ("Common Stock"); and

            WHEREAS, Statesman wishes to sell the Shares to the Corporation, and the Corporation wishes to purchase the Shares from Statesman.

            NOW, THEREFORE, for the consideration stated herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

            Section 1. Redemption of Shares. Subject to the terms set forth in this Agreement, Statesman hereby sells, transfers, conveys and assigns the Shares to the Corporation, and the Corporation hereby redeems the Shares for an aggregate purchase price of $1,020,000 ($1.35 per share), payable in cash on the date hereof. Contemporaneous with the execution of this Agreement, Statesman shall deliver to the Corporation certificates evidencing all of the Shares together with duly executed, medallion-guaranteed, stock powers transferring such Shares to the Corporation, or proof of book-entry transfer of such Shares to a brokerage account designated by the Corporation.

            Section 2. Representations and Warranties of Statesman. Statesman hereby represents and warrants to the Corporation as follows:

            (a) Statesman is an international business corporation duly organized, validly existing and in good standing under the laws of the Bahamas, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified and in good standing to do business in each jurisdiction in which the business it is conducting, or the operation, ownership or leasing of its properties, makes such qualification necessary, other than in such jurisdictions where the failure so to qualify would not have a material adverse effect on Statesman.

            (b) Statesman has full power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by Statesman of this Agreement have been duly and validly approved by the directors of Statesman and no other actions or proceedings on the part of Statesman or its shareholders are necessary to authorize this Agreement and the transactions contemplated hereby. Statesman has duly and validly executed and delivered this Agreement. This Agreement constitutes a legal, valid and binding obligation of Statesman, enforceable in accordance with its terms.

            (c) No consent, authorization or approval of, filing or registration with, or cooperation from, any governmental or regulatory body, commission, agency or other foreign, Federal, state or local authority or any third party is necessary in connection with the execution, delivery and performance by Statesman of this Agreement or the consummation of the transactions contemplated hereby.

            (d) The execution, delivery and performance by Statesman of this Agreement and any actions contemplated herein to be taken by Statesman, do not and will not, and the consummation of the transactions contemplated hereby does not and will not, (i) violate any law, rule or regulation applicable to it; (ii) violate or conflict with, result in a breach or termination of, constitute a default or give any third party any additional right (including a termination right) under, permit cancellation of, result in the creation of any liens, claims, security interests, escrows, rights of first refusal or other encumbrances or restrictions of any kind (collectively, a "Lien") upon any of the assets or properties of Statesman under, or result in or constitute a circumstance which, with or without notice or lapse of time or both, would constitute any of the foregoing under, any contract to which Statesman is a party or by which Statesman or any of its assets or properties are bound; (iii) permit the acceleration of the maturity of any indebtedness of Statesman or indebtedness secured by its assets or properties; or (iv) violate or conflict with any provision of any of the certificate, memorandum or articles of incorporation or association, charter, bylaws or similar organizational instruments of Statesman.

            (e) Except for the Lien relating to the $2.44 million 5-year note issued by Statesman to the Corporation, Statesman is the record and beneficial owner of, and has good and marketable title to, all of the Shares, free and clear of any Lien, and Statesman does not own any Common Stock of the Corporation other than the Shares, or have any right to acquire any Common Stock or other shares of the capital stock of the Corporation.

            (f) The assignments, endorsements, stock powers and other instruments of transfer delivered by Statesman to the Corporation contemporaneous with the execution of this Agreement will be sufficient to transfer Statesman's entire interest, legal and beneficial, in the Shares.

            (g) Other than the action entitled Edward E. Gatz et. al. v. William
            R. Ponsoldt, Sr., et. al., there is no litigation, action, complaint, claim or suit, judicial or administrative action, audit, proceeding or governmental investigation pending or, to the best of Statesman's knowledge, threatened, that asserts any claims with respect to Statesman's title to the Shares or ownership thereof free and clear of Liens.


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

            Section 3. Withholding. The purchase price payable hereunder shall be reduced by such amount as the Corporation reasonably determines is required to be withheld and submitted to any taxing authority pursuant to the provisions of any Federal, state, local or foreign law.

            Section 4. Conditions to Redemption. The Corporation's obligations under Section 1 hereof shall be subject to the satisfaction of each of the following conditions:

            (a) The Letter Agreement between Statesman Group, Inc. and the Corporation in the form of Exhibit A shall have been executed;

            (b) The Contingent Payment Agreement attached as Exhibit B shall have been executed by the parties thereto;

            (c) Statesman shall have executed and delivered to the Corporation a Secretary's Certificate in the form of Exhibit C;

            (d) The Corporation shall have received a resignation executed by William R. Ponsoldt, Sr. and each other officer and director of the Corporation and its subsidiaries, in the form of Exhibits D-1 and D-2 hereto, respectively; and

            (e) The Call Option Agreement attached as Exhibit E shall have been executed by the parties thereto.

            Section 5. Indemnification. (a) Statesman agrees to indemnify and hold the Corporation, its officers, directors, employees and agents (each a "Corporation Indemnified Party") harmless against and in respect of any loss, cost, expense, liability or damage (including, without limitation, attorneys' fees, costs and disbursements) suffered or incurred by a Corporation Indemnified Party which arise from (i) any failure by Statesman to perform any of its covenants, agreements or other obligations hereunder and (ii) any breach of any representation or warranty of Statesman contained herein.

            (b) The Corporation agrees to indemnify and hold Statesman, its officers, directors, employees and agents (each a "Statesman Indemnified Party") harmless against and in respect of any loss, cost, expense, liability or damage (including, without limitation, attorneys' fees, costs and disbursements) suffered or incurred by a Statesman Indemnified Party which arise from (i) any failure by the Corporation to perform any of its covenants, agreements or other obligations hereunder and (ii) any breach of any representation or warranty of the Corporation contained herein.

            Section 6. Miscellaneous. (a) This Agreement and the rights and obligations of the parties hereunder shall be construed, interpreted and enforced in accordance with the laws of the State of Delaware, exclusive of its choice of law provisions.


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

            (b) This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

            (c) The provisions of this Agreement shall be severable and the illegality, unenforceability or invalidity of any provision of this Agreement shall not affect or impair the remaining provisions hereof, and each provision of this Agreement shall be construed to be valid and enforceable to the fullest extent permitted by law.

            (d) This Agreement cannot be amended orally, or by any course of conduct or dealing, but only by a written agreement signed by the parties hereto.

            (e) The waiver by any party of a breach or violation of any provision of this Agreement shall not operate as, or be construed to be, a waiver of any subsequent breach.

            (f) Statesman shall execute, or cause to be executed, such documents and further assignments, agreements and instruments, or cause to be taken, such further actions as may be reasonably requested by the Corporation in order to carry out the provisions hereof and the transactions contemplated hereby in the manner set forth herein.

            (g) This Agreement may be executed in one or more counterparts, each of which shall constitute an original, but all of which together shall constitute one and the same agreement.


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

            IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                         REGENCY AFFILIATES, INC.

                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


                                         STATESMAN GROUP, INC.

                                         By:
                                             -----------------------------------
                                             Name:
                                             Title:


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

The exhibits to this document are attached as separate exhibits to this Form 8-K or omitted.


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